UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

Green Brick Partners, Inc.

_________________________________________________

(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard Transfer of Listing.

On November 30, 2021, Green Brick Partners, Inc. (the “Company”) announced that it notified the Nasdaq Stock Market LLC (“Nasdaq”) of its intention to voluntarily withdraw the listing of its common stock, par value $0.01 per share (the “Common Stock”) from the Nasdaq and transfer the listing to the New York Stock Exchange (the “NYSE”), effective on or about December 13, 2021. The Company expects that the listing and trading of its Common Stock on the Nasdaq will end at market close on or about December 10, 2021, and that trading on the NYSE will begin on or about December 13, 2021.

The Common Stock have been approved for listing on the NYSE, where they will continue to trade under the current symbol GRBK.

Item 7.01 Regulation FD Disclosure.

On November 30, 2021, the Company issued a press release attached hereto as Exhibit 99.1 in connection with the transfer of its Common Stock to the NYSE.

The information in this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued by Green Brick Partners Inc., dated November 30, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Richard A. Costello
Richard A. Costello
Chief Financial Officer

Date:    November 30, 2021